2moonstars

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2016

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street 34th Floor

New York, NY 10004

(Address, including zip code, of Principal Executive Offices)

(212) 388-6800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 16, 2016, First Capital Real Estate Trust Incorporated (the “Company”), together with its operating partnership, First Capital Real Estate Operating Partnership, L.P. (the “OP”) and indirect subsidiaries, Township Nine Owner, LLC, Capital Station Holdings, LLC, Capital Station Member, LLC, Capital Station 65 LLC and Avalon Jubilee LLC, entered into an interest contribution agreement (the “Agreement”) with Presidential Realty Corporation (“Presidential”) and Presidential Realty Operating Partnership, LP (the “Presidential OP”).

Pursuant to the Agreement, the OP will contribute to the Presidential OP, (i) a majority of its ownership interests in Township Nine Owner, LLC, which indirectly owns the fee simple interest in 23 parcels of land located in Sacramento, California (collectively, the “T9 Properties”), and (ii) all of the OP’s right, title and interest in that certain real property consisting of 251, non-contiguous single-family, residential lots and a 10,000 square foot clubhouse, within the Jubilee at Los Lunas subdivision (the “Avalon Property”), in exchange 37,281,000 units of limited partnership interests in the Presidential OP (each, a “Presidential OP Unit”), which are convertible into 37,281,000 shares of unregistered Class B shares of Presidential (based upon a purchase price of $37,281,000 and a valuation of $1.00 per Presidential OP Unit), subject to certain adjustments and contingencies. At the closing of the transaction, the Presidential and the Presidential OP will also assume certain liabilities with respect to an existing loan secured by a deed of trust on the T9 Properties, among other things (and/or any replacement financing thereof). The Agreement contemplates that after the transaction is consummated, Presidential will become internally managed and led by Joaquin de Monet, the founder of Palisades Capital Realty Advisors. The Agreement also provides that the Company and the OP will pay Presidential $800,000 for operating capital and to pay expenses.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Agreement and the exhibits thereto, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Agreement is subject to a number of conditions, including approval by the boards of directors of First Capital and Presidential by December 23, 2016, and as such, there can be no assurance that a transaction will be consummated.

Item 8.01.	Other Events

On December 19, 2016, the Company issued a press release announcing the execution of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Interest Contribution Agreement, dated as of December 16, 2016.
99.1	Press Release, dated as of December 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: December 19, 2016	By:	/s/ Suneet Singal
		Name:	Suneet Singal
		Title:	Chief Executive Officer